                                                                    EXHIBIT 10.2







                  CADMUS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      (AS RESTATED EFFECTIVE JULY 1, 2002)



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                               TABLE OF CONTENTS

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                                                                                                                             PAGE
                                                                                                                             ----
                                                             ARTICLE I
                                                        DEFINITION OF TERMS

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1.1           Accrued Benefit.............................................................................................      1
1.2           Act.........................................................................................................      1
1.3           Active Participant..........................................................................................      2
1.4           Administrator...............................................................................................      2
1.5           Affiliate...................................................................................................      2
1.6           Annuity Starting Date.......................................................................................      2
1.7           Average Compensation........................................................................................      2
1.8           Beneficiary.................................................................................................      2
1.9           Benefit Service.............................................................................................      2
1.10          Board.......................................................................................................      2
1.11          Change in Control...........................................................................................      2
1.12          Code........................................................................................................      3
1.13          Continuous Service..........................................................................................      3
1.14          Committee...................................................................................................      3
1.15          Compensation................................................................................................      3
1.16          Death Benefit...............................................................................................      3
1.17          Disability or Disabled......................................................................................      4
1.18          Effective Date..............................................................................................      4
1.19          Eligible Employee...........................................................................................      4
1.20          Employee....................................................................................................      4
1.21          Employer....................................................................................................      4
1.22          Inactive Participant........................................................................................      5
1.23          Normal Retirement Age.......................................................................................      5
1.24          Participant.................................................................................................      5
1.25          Pension Plan................................................................................................      5
1.26          Plan........................................................................................................      5
1.27          Plan Sponsor................................................................................................      5
1.28          Plan Year...................................................................................................      5
1.29          Retirement or Retired.......................................................................................      5
1.30          Vesting Service.............................................................................................      5


                                                            ARTICLE II
                                                   ELIGIBILITY AND PARTICIPATION

2.1           Eligibility and Date of Participation.......................................................................      6
2.2           Waiver of Participation.....................................................................................      6
2.3           Length of Participation.....................................................................................      6
2.4           No Participation until Waiver of Other Agreements...........................................................      6


                                                            ARTICLE III
                                                              FUNDING

3.1           Plan Is Unfunded............................................................................................      6
3.2           Plan Costs and Expenses.....................................................................................      6
3.3           No Interest or Right Other Than Plan Benefit................................................................      7
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                                       -i-



                                                            ARTICLE IV
                                                 DETERMINATION OF ACCRUED BENEFIT


4.1           Accrued Benefit.............................................................................................      7
4.2           No Duplication of Benefits..................................................................................      7


                                                             ARTICLE V
                                                         RETIREMENT DATES

5.1           Normal Retirement Date......................................................................................      8
5.2           Delayed Retirement Date.....................................................................................      8
5.3           Early Retirement Date.......................................................................................      8
5.4           Disability Retirement Date..................................................................................      8


                                                            ARTICLE VI
                                                              VESTING

6.1           General Vesting and Forfeiture Rules........................................................................      8
6.2           Forfeiture in Other Cases...................................................................................      9
6.3           No Reduction in Certain Vested Accrued Benefit by Reason of Re-Employment...................................     10
6.4           Vesting upon Change in Control..............................................................................     10


                                                            ARTICLE VII
                                                          DEATH BENEFITS

7.1           Death after Annuity Starting Date...........................................................................     11
7.2           Death before Annuity Starting Date..........................................................................     11
7.3           Death Benefit...............................................................................................     11
7.4           Beneficiary Designation.....................................................................................     11


                                                           ARTICLE VIII
                                                        PAYMENT OF BENEFITS

8.1           Time of Payment.............................................................................................     12
8.2           Form and Amount of Accrued Benefit Payment..................................................................     12
8.3           Form and Amount of Death Benefit Payment....................................................................     13
8.4           Suspension or Deferral of Benefits upon Re-Employment.......................................................     14
8.5           Benefit Determination and Payment Procedure.................................................................     14
8.6           Claims Procedure............................................................................................     14
8.7           Payments to Minors and Incompetents.........................................................................     18
8.8           Distribution of Benefit When Participant Cannot Be Located..................................................     18
8.9           Minimum Amount Paid Monthly.................................................................................     18
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                                       -ii-

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



                                                            ARTICLE IX
                                                            FIDUCIARIES

9.1           Named Fiduciaries and Duties and Responsibilities...........................................................     18
9.2           Limitation of Duties and Responsibilities of Named Fiduciaries..............................................     19
9.3           Service by Named Fiduciaries in More Than One Capacity......................................................     19
9.4           Allocation or Delegation of Duties and Responsibilities by Named Fiduciaries................................     19
9.5           Assistance and Consultation.................................................................................     19
9.6           Indemnification.............................................................................................     19


                                                           ARTICLE XIII
                                                        PLAN ADMINISTRATION

10.1          Appointment of Plan Administrator...........................................................................     19
10.2          Plan Sponsor as Plan Administrator..........................................................................     19
10.3          Duties and Responsibilities of Plan Administrator...........................................................     19
10.4          Availability to Plan Administrator of Records...............................................................     20
10.5          No Action by Plan Administrator with Respect to Own Benefit.................................................     20
10.6          Limitations on Plan Administrator's Discretion..............................................................     20
10.7          Makeup of Administrative Committee..........................................................................     20
10.8          Power and Authority of Administrative Committee.............................................................     20
10.9          No Action by Administrative Member with Respect to Own Benefit..............................................     20
10.10         Action by Administrative Committee by Majority Vote.........................................................     20
10.11         Provision to Administrative Committee of Necessary Information..............................................     20
10.12         Limitation on Powers and Authority of Administrative Committee..............................................     20


                                                            ARTICLE XIV
                                                 AMENDMENT AND TERMINATION OF PLAN

11.1          Amendment and Termination...................................................................................     21
11.2          Termination Events with Respect to Employers Other Than the Plan Sponsor....................................     21
11.3          Effect of Employer Merger, Consolidation or Liquidation.....................................................     21


                                                            ARTICLE XV
                                                           MISCELLANEOUS

12.1          Headings....................................................................................................     22
12.2          Gender and Number...........................................................................................     22
12.3          Governing Law...............................................................................................     22
12.4          Employment Rights...........................................................................................     22
12.5          Conclusiveness of Employer Records..........................................................................     22
12.6          Right to Require Information and Reliance Thereon...........................................................     22
12.7          Alienation and Assignment...................................................................................     22
12.8          Notices and Elections.......................................................................................     22
12.9          Delegation of Authority.....................................................................................     23
12.10         Service of Process..........................................................................................     23
12.11         Construction................................................................................................     23
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                                       -iii-

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        THIS PLAN is adopted as of the date stated below by Cadmus
Communications Corporation, a Virginia corporation (the "Plan Sponsor"), for itself and for other participating employers who may participate in the Plan as provided herein (collectively or individually hereinafter called the
"Employer").

                                   WITNESSETH:

        WHEREAS, on November 22, 1985, Cadmus Communications Corporation adopted a Supplemental Executive Retirement Plan for certain of its employees and those of its participating subsidiaries, effective July 1, 1985, which Plan has been subsequently amended and restated; and

        WHEREAS, Cadmus Communications Corporation deems it desirable to further amend and restate the Plan as hereinafter set forth (sometimes referred to as this "Restatement of the Plan") to provide, among other things, that all Affiliates generally are deemed to be participating employers and an Employer for purposes of the Plan, unless otherwise provided by the Board of the Plan
Sponsor; and

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, Cadmus Communications Corporation, for itself and for all participating employers, hereby amends and restates the Plan in its entirety as herein set forth as it affects any rights in respect to any person entitled to benefits under the Plan on or after the Effective Date of this Restatement of the Plan, provided, however, that:

                 (i) The Accrued Benefit of any person (or the benefit payable to a Beneficiary) who is not an Employee on or after the Effective Date of this Restatement of the Plan shall neither be increased nor decreased by virtue of this Restatement of the Plan, except as may be expressly provided herein by reference to such persons;

                (ii) The non-forfeitable percentage of the Accrued Benefit of, and the non-forfeitable percentage of the Death Benefit with respect to, any person who is not an Employee on or after the Effective Date of this Restatement of the Plan shall neither be increased nor decreased by virtue of this Restatement of the Plan, except as may be expressly provided herein by reference to such persons; and

               (iii) The right to payment of an Accrued Benefit before a Participant's Normal Retirement Date without reduction, to the extent that all events have occurred which give rise to such right as of the day before the Effective Date of this Restatement of the Plan, shall not be reduced by virtue of this Restatement of the Plan.


                                    ARTICLE I
                               DEFINITION OF TERMS

        The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

         1.1 "ACCRUED BENEFIT": That benefit determined under the provisions of paragraph 4.1 to which a Participant is entitled.

         1.2 "ACT": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.



                                      -1-

         1.3 "ACTIVE PARTICIPANT": A Participant (i) who is an Eligible Employee or (ii) who Retired on Disability Retirement, is still Disabled and is not receiving benefit payments from the Plan.

         1.4      "ADMINISTRATOR": The Plan Administrator provided for in
ARTICLE X hereof.

         1.5 "AFFILIATE": Any subsidiary, parent, affiliate or other business entity related to the Plan Sponsor by at least fifty percent (50%) ownership (as determined by the Plan Sponsor).

         1.6 "ANNUITY STARTING DATE": The first day of the first period for which a benefit is paid as an annuity or in any other form (as opposed to the actual date of payment). Notwithstanding the foregoing, the Annuity Starting Date shall not be considered delayed because actual benefit payment is delayed for reasonable administrative reasons as long as all benefits due are actually made. Further, the Administrator may consider the Annuity Starting Date delayed for notice, election and consent purposes but not for payment purposes (which means that payment may be made retroactively to the Annuity Starting Date once the notice, election and consent requirements are satisfied).

         1.7 "AVERAGE COMPENSATION": The average of an Employee's Compensation for the three (3) consecutive Plan Years (or all consecutive Plan Years if there are not three (3)) during which he had Compensation and was credited with a year of Benefit Service and which produce the highest average, computed as of the end of any Plan Year during the ten (10) Plan Years immediately preceding the earlier of (i) the date as of which his Accrued Benefit or Death Benefit is being determined or (ii) solely in the case of individuals who are not both Employees and Participants on or after July 1, 1988, his Normal Retirement Date. If a Participant does not have a Plan Year for which he is credited with a full year of Benefit Service, his Average Compensation shall be his annual rate of Compensation at the date he last is an Eligible Employee.

         1.8 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 7.4 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

         1.9      "BENEFIT SERVICE":

                 (i) For persons who are Participants on the Effective Date of this Restatement of the Plan, Continuous Service for periods before July 1, 1992 and Continuous Service credited during or before the Participant last was an Eligible Employee for periods after June 30, 1992.

                (ii) For all other Participants, Continuous Service credited during or before the Participant last was an Eligible Employee.

Notwithstanding the foregoing, if a person waives participation in the Plan as provided in paragraph 2.2, his Continuous Service during the period for which Plan participation is waived shall not be used in determining benefits under the Plan and shall not be considered Benefit Service.

         1.10 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer. Any Executive Committee or other committee of the Board may act on the Board's behalf in any matter pertaining to the Plan where such committee is duly empowered to do so.

         1.11 "CHANGE IN CONTROL": The acquisition of control of the Plan Sponsor or the acquisition of substantially all the assets of the Plan Sponsor or of all the Employer and Affiliates by a person or entity which is not an Affiliate. For purposes of this paragraph, a Change in Control shall be deemed to occur on either:

                 (i) The date on which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of
         1934) becomes, or enters into a definitive agreement to become, the beneficial owner, directly or indirectly, of securities of the Plan Sponsor representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Plan Sponsor, or

                (ii) The date of a change in the composition of a majority of the Board within twelve months after any such person becomes the beneficial owner, directly or indirectly, of securities of the Plan Sponsor representing twenty-five percent (25%) of the combined voting power of the then outstanding securities of the Plan Sponsor.

         1.12 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

         1.13 "CONTINUOUS SERVICE": The uninterrupted service as an Employee of the Employer (but not of any Affiliate which is not a participating Employer), including such time as the Employee may be absent on leave of absence granted by the Employer, but solely in the case of individuals who are not both Employees and Participants on or after July 1, 1988, excluding all service after his Normal Retirement Date. The following rules shall apply in determining Continuous Service:

                 (i)       A temporary absence from work of less than thirty
         (30) days without a leave of absence granted by the Employer shall not be considered a break in continuous employment for this purpose, but any greater period of such unauthorized absence shall be considered a break in employment;

                (ii) Continuous Service shall be measured in years and months completed;

               (iii) For purposes hereof a "leave of absence" shall mean a paid or unpaid absence authorized by the Employer without loss of employment status or rights, including but not limited to, absence on account of injury, illness, Disability in the case of a Participant who Retires on Disability Retirement, vacation or service in the Armed Forces of the United States provided in the case of service in the Armed Forces of the United States the Employee returns to the employment of the Employer within the period during which his re-employment rights as a veteran are protected by law; and

                (iv) Notwithstanding the foregoing, an Employee's Continuous Service shall be disregarded (A) for benefit determination purposes under the Plan for any period during which he waives participation in the Plan pursuant to paragraph 2.2 and (B) for all purposes under the Plan for any Continuous Service prior to the time he last commenced Continuous Service unless otherwise determined by the Board.

         1.14     "COMMITTEE": The Administrative Committee provided for in
ARTICLE X hereof.

         1.15 "COMPENSATION": An Employee's total base salary and wages (including guaranteed commissions) received by or made available to him directly from the Employer (but not of any Affiliate which is not a participating Employer) for a Plan Year. Compensation shall be determined for each Employee prior to any withholding or deductions and prior to any reduction for employee elective contributions to a cafeteria plan described in Section 125 of the Code or a qualified cash or deferred arrangement described in Section 401(k) of the Code and shall exclude such items of compensation as overtime payments, shift differentials, commissions which are not guaranteed, bonuses, expense reimbursement and allowances, amounts contributed for the Employee pursuant to and benefits under the Plan or any other employee benefit plan or program of the Employer, or any other similar extraordinary remuneration. For purposes of determining the Accrued Benefit or Death Benefit of a Participant who retires on Disability Retirement, such Participant shall be deemed to have received Compensation at his most recent actual or equivalent hourly rate in effect prior to his becoming Disabled during periods for which he is considered to be Disabled.

         1.16 "DEATH BENEFIT": That benefit determined under the provisions of paragraph 7.3 to which a Participant's Beneficiary is entitled.

         1.17 "DISABILITY" or "DISABLED": That disability or state of being disabled described in paragraph 5.4.

         1.18     "EFFECTIVE DATE":

                 (i)       The Effective Date of the Plan is July 1, 1985.

                (ii) The Effective Date of this Restatement of the Plan is July 1, 2002.

               (iii) With respect to any employer becoming an Affiliate as of a date after the Effective Date of this Restatement of the Plan, the Effective Date of the Plan as to such Employer is the date such employer becomes an Affiliate (unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement).

The Administrator shall maintain a list of the Effective Dates of participation of all Employers participating in the Plan.

         1.19     "ELIGIBLE EMPLOYEE":

                 (i) For periods prior to July 1, 1992, an Employee (A) who is classified as a Group 1 Employee under the Employer's personnel policy (Vice President and above) or (B) who both is classified as a Group 2 Employee under the Employer's standard personnel policy and is designated by the Board as eligible to participate in the Plan. Notwithstanding the foregoing, the Board may determine that one or more Employees otherwise eligible to become Participants shall be excluded from the group of Employees who may become Participants.

                (ii) For periods after June 30, 1992, an Employee who is employed in Pay Grade 20 or above (or any comparable classification heretofore or hereafter used by the Plan Sponsor or designated by the Board for the purpose of determining Eligible Employees, including the formerly used Group 1 Employee (Vice President and above) classification) under the Employer's standard personnel policy, provided that if a person subsequently is demoted to a less responsible position with the Employer as determined by the Administrator, his status as an Eligible Employee shall cease.

        1.20 "EMPLOYEE": Any person who is or shall be regularly employed by the Employer on a permanent full-time basis (including an officer, but not including a director who is not an officer or who is not so employed), but in any event excluding any person who is or shall be employed for a definite temporary period or purpose. A full-time employee for the purpose of this Plan is one who is employed for more than thirty (30) hours per week and more than five (5) months per year.

         1.21     "EMPLOYER":

        1.21(a)   The Plan Sponsor and each Affiliate (but only while the
entity is an Affiliate unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement), collectively unless the context otherwise indicates; and with respect to any Employee, any one or more of such Employers by which he is at any time employed (unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement).

        1.21(b)   For purposes of determining, where applicable, Compensation and Continuous Service under the Plan, the term "Employer" shall include Bru-El Graphics, Inc., a District of Columbia corporation, Geographics, Inc., a Virginia corporation, Santype-Byrd, Inc., a Virginia corporation, and Expert Letter Writing, Inc., a North Carolina corporation, all former subsidiaries of one or more of the Employers, and such additional corporations as may become but cease to be participating Employers under the Plan (but only during their period(s) of participation in the Plan and, if directed by the Board, prior to their commencement of participation in the Plan).

         1.21(c) For purposes of determining Compensation and Continuous Service with any business entity, or predecessor thereto, which is merged into a Employer, or a predecessor thereto, or all or substantially all the assets or the operating assets are acquired by a Employer, or a predecessor thereto, compensation from and service with such business entity and predecessor thereto shall be treated as compensation from and service with a Employer to the extent provided by resolution of the Board or in any corporate or plan merger, consolidation or asset transfer agreement or any adoption agreement approved by the Board.

         1.22 "INACTIVE PARTICIPANT": A Participant who is not an Active Participant.

         1.23     "NORMAL RETIREMENT AGE":

                 (i) For Plan Years beginning before July 1, 1988, the age of sixty-five (65).

                (ii)       For Plan Years beginning on or after July 1, 1988:

                        (A)    The age of sixty-five (65), or

                        (B) If later and if the Participant last became an Employee on or after his attainment of the age of sixty (60), the first day of the calendar month of the fifth anniversary of the Participant's commencement of participation in the Plan.

         1.24 "PARTICIPANT": An Eligible Employee selected to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof. Participants are either Active Participants or Inactive Participants depending on their status.

         1.25 "PENSION PLAN": The Cadmus Pension Plan, a defined benefit pension plan maintained by the Plan Sponsor.

         1.26 "PLAN": The Plan as contained herein or duly amended which shall be known as the "Cadmus Supplemental Executive Retirement Plan".

         1.27 "PLAN SPONSOR": Cadmus Communications Corporation, a Virginia corporation (or its corporate successor).

         1.28 "PLAN YEAR": A year commencing upon the first day of July of each year.

         1.29 "RETIREMENT" or "RETIRED": The retirement from the employment of the Employer or the state of being retired described in ARTICLE V.

         1.30     "VESTING SERVICE":

                 (i) For persons who are Participants on the Effective Date of this Restatement of the Plan, Continuous Service for periods before July 1, 1992 and Continuous Service credited during or before the Participant last was an Eligible Employee for periods after June 30, 1992.

                (ii) For all other Participants, Continuous Service credited during or before the Participant last was an Eligible Employee.

Notwithstanding the foregoing, if a person waives participation in the Plan as provided in paragraph 2.2, his Continuous Service during the period for which Plan participation is waived shall not be used in determining benefits under the Plan and shall not be considered Vesting Service.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

         2.1 ELIGIBILITY AND DATE OF PARTICIPATION. Each individual who is a Participant in the Plan on the day before the Effective Date of this Restatement of the Plan shall continue to be a Participant in the Plan at such time on the Effective Date of this Restatement of the Plan. Each person who is not then a Participant, who is an Eligible Employee and who is credited with at least five (5) years of Continuous Service based only on service as an Eligible Employee (the "Service Requirement") shall become a Participant as of the date the Board selects him to be a Participant. Notwithstanding anything to the contrary in the foregoing, the Board may waive all or any part of the Service Requirement for any Employee, or count service as an Employee (whether or not as an Eligible Employee) as service as an Eligible Employee.

         2.2 WAIVER OF PARTICIPATION. Notwithstanding the provisions of paragraph 2.1, Employees shall have the right to waive participation in the Plan. Such waiver of participation shall be in such form as is prescribed by the Administrator. The waiver shall be witnessed by an officer of the Plan Sponsor and shall be signed and sworn to by the Employee waiving participation. Continuous Service during a period in which Plan participation has been waived shall not be used in determining benefits under the Plan. Any waiver of Plan participation may be rescinded prospectively on such terms and in such manner as the Administrator may determine.

         2.3 LENGTH OF PARTICIPATION. Any Employee who becomes a Participant shall remain a Participant for so long as he or his Beneficiary is entitled to future benefits under the terms of the Plan.

         2.4 NO PARTICIPATION UNTIL WAIVER OF OTHER AGREEMENTS. This Plan is designed as part of a consolidation of the non-qualified deferred compensation plans of the Employer and is to supersede certain non-qualified deferred compensation or supplemental retirement agreements with certain employees of the Employer. Notwithstanding any other provision of the Plan, no Employee who was a party to such an agreement with the Employer as of the Effective Date of the Plan shall be eligible to become a Participant or receive benefits under this Plan unless and until such Employee has waived in writing his right to payment under such other agreements in a form satisfactory to the Board.

                                   ARTICLE III
                                     FUNDING

         3.1 PLAN IS UNFUNDED. The Employer's obligation to pay benefits under the Plan is unfunded and all benefit payments under the Plan shall be made from the general assets by the Employer. Each Participant, his Beneficiary and any other person having or claiming a right to payment hereunder or to any interest under this Plan shall rely solely on the unsecured promise of the Employer to make payments due hereunder. Each Participant, his Beneficiary, and any other person having or claiming a right to payments under the Plan shall have the right to enforce such claim against the Employer in the same manner as an unsecured creditor of the Employer. Nothing contained in the Plan shall be deemed to create a trust of any kind.

         3.2 PLAN COSTS AND EXPENSES. All costs of benefits under and expenses of the Plan, including reasonable legal, accounting, and other fees and expenses incurred in the establishment, amendment, administration and termination of the Plan and the compensation of the fiduciaries of the Plan to the extent provided under the Plan, shall be paid by the Employer in such manner and proportions as the Plan Sponsor shall determine.

         3.3 NO INTEREST OR RIGHT OTHER THAN PLAN BENEFIT. Nothing contained herein shall be deemed to give any Participant or Beneficiary any interest in any specific part of the assets of the Employer or any legal or equitable rights other than his right to receive benefits in accordance with the provisions of the Plan.

                                   ARTICLE IV
                        DETERMINATION OF ACCRUED BENEFIT

         4.1 ACCRUED BENEFIT. The Accrued Benefit of a Participant shall be an amount, expressed in the form of a term certain annuity with no life contingencies payable for one hundred eighty (180) months, commencing upon his Normal Retirement Date or as otherwise provided in this paragraph, and equal to one-twelfth (1/12) of thirty percent (30%) of his Average Compensation, reduced by one-two hundred fortieth (1/240th) for each month by which his aggregate months of Benefit Service are less than two hundred forty (240) as of the date his Accrued Benefit is determined. A Participant's Accrued Benefit shall be determined as of the following date:

                 (i) A Participant who retires on his Normal Retirement Date shall be entitled to his Accrued Benefit calculated to his Normal Retirement Date.

                (ii) A Participant whose employment with the Employer terminates after his Normal Retirement Date due to Retirement shall be entitled to an Accrued Benefit commencing on his Delayed Retirement Date and equal to:

                        (A) In the event such termination occurs in a Plan Year beginning before July 1, 1988, his Accrued Benefit calculated to his Normal Retirement Date, or

                        (B) In the event such termination occurs in a Plan Year beginning on or after July 1, 1988, his Accrued Benefit calculated to his Delayed Retirement Date.

               (iii) A Participant who retires on his Early Retirement Date shall be entitled to his Accrued Benefit calculated to his Early Retirement Date.

                (iv) A Participant who retires on his Disability Retirement Date shall be entitled to his Accrued Benefit calculated to the earlier of:

                        (A) The date as of which his Accrued Benefit commences to be paid,

                        (B) The date he ceases to be Disabled, unless he returns to the employment of the Employer within thirty (30) days after he ceases to be Disabled, in which case his Accrued Benefit shall be determined under the other applicable clause of this paragraph at his subsequent termination of employment with the Employer, or

                        (C)    His Normal Retirement Date.

                 (v) The Accrued Benefit of each other Participant shall be calculated on the basis of his Average Compensation and, where applicable, Benefit Service as of the date on which he ceases to be an Eligible Employee.

        4.2 NO DUPLICATION OF BENEFITS. Notwithstanding any other provision of the Plan, the total Accrued Benefit (including any Death Benefit derived from a calculation of the Accrued Benefit) which may be earned by any Participant shall not exceed his maximum Accrued Benefit (or Death Benefit) under the Plan, calculated without regard to any prior distributions of his Accrued Benefit, and then reduced by the actuarial value of any prior distributions on such basis as the Administrator shall determine or otherwise on the basis of the benefit payment actuarial factors of the Pension Plan.

                                    ARTICLE V
                                RETIREMENT DATES

         5.1 NORMAL RETIREMENT DATE. The Normal Retirement Date of a Participant shall be the first day of the calendar month coinciding with or next following the date on which the Participant attains his Normal Retirement Age. A Participant who is an Employee and who is entitled to a non-forfeitable Accrued Benefit may retire from the employment of the Employer on his Normal Retirement Date for purposes of the Plan. A Participant who so retires shall be considered "Retired" on Normal Retirement for purposes of this Plan.

         5.2 DELAYED RETIREMENT DATE. If a Participant continues to be an Employee after his Normal Retirement Date and if he is entitled to a non-forfeitable Accrued Benefit, he may retire from the employment of the Employer at any time for purposes of the Plan and his Delayed Retirement Date shall be the first day of the calendar month coinciding with or next following his retirement. A Participant who so retires shall be considered "Retired" on Delayed Retirement for purposes of this Plan.

         5.3 EARLY RETIREMENT DATE. A Participant who retires from the employment of the Employer on early retirement under the Pension Plan shall be considered "Retired" on Early Retirement for purposes of this Plan if he meets the age and service requirements for early retirement under the Pension Plan based only on his Vesting Service. Such Participant's Early Retirement Date for purposes of this Plan shall be the date of such retirement under the Pension Plan.

         5.4 DISABILITY RETIREMENT DATE. A Participant who retires from the employment of the Employer on disability retirement under the Pension Plan as an Eligible Employee shall be considered "Retired" on Disability Retirement for purposes of this Plan and shall further be considered to be "Disabled" or to be suffering a "Disability" for purposes of this Plan for the period or periods he is considered "disabled" or to suffer a "disability" for purposes of the Pension Plan. Such Participant's Disability Retirement Date shall be the date of such retirement under the Pension Plan.


                                   ARTICLE VI
                       VESTING AND FORFEITURE OF BENEFITS

        6.1       GENERAL VESTING AND FORFEITURE RULES.

        6.1(a)    The Accrued Benefit and Death Benefit of a Participant shall be fully vested and non-forfeitable upon the first to occur of the following while an Active Participant:

                 (i) Satisfaction of the age and service requirements for early retirement under the Pension Plan based only on his Vesting Service,

                 (ii)     Attainment of his Normal Retirement Age,

                 (iii)    Death,

                 (iv) Being credited with at least twenty (20) years of Vesting Service, or

                 (v) Voluntary termination of employment with the consent of the Board so long as such consent expressly provides for such vesting.

        6.1(b)   If a Participant ceases to be an Active Participant or dies under any circumstances not described in subparagraph 6.1(a), his Accrued Benefit and Death Benefit shall be forfeited.

         6.2      FORFEITURE IN OTHER CASES.

         6.2(a)   Notwithstanding the provisions of paragraph 6.1, a Participant shall forfeit his entitlement to his Accrued Benefit and his Death Benefit, and the Board may order payments already being made to be discontinued upon, and in its discretion may require repayment of benefits paid after, the occurrence of any of the following events:

                 (i) The Participant's termination of employment with the Employer and all Affiliates or demotion out of the class of Eligible Employees for Cause (as defined in subparagraph 6.2(b)) upon a vote of at least two thirds of the Board; or

                (ii) Within five (5) years after Retirement or other termination of employment, the Participant's Unauthorized Disclosure of Confidential Information (as defined in subparagraph 6.2(b)) of the Employer or any Affiliate or his entering into Competition (as defined in subparagraph 6.2(b)) with the Employer or any Affiliate without the prior written consent of the Board.

The Board may at its option reinstate payment of future benefits if a Participant ceases to engage in Competition with the Employer and its Affiliates.

         6.2(b)   For purposes hereof:

                 (i)       "Unauthorized Disclosure of Confidential
         Information" means the disclosure by the Participant without the written consent of the Board or a person authorized thereby, to any person other than as required by law or court order, or other than to an authorized employee of the Employer or an Affiliate, or to a person to whom disclosure is necessary or appropriate in connection with the performance by the Participant of his duties as an employee or director of the Employer or an Affiliate (including, but not limited to, disclosure to the Employer's or an Affiliate's outside counsel, accountants or bankers of financial data properly requested by such persons and approved by an authorized officer of the Plan Sponsor), any confidential information of the Employer or any Affiliate with respect to any of the products, services, customers, suppliers, marketing techniques, methods or future plans of the Employer or any Affiliate; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Participant) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Employer or any Affiliate. The Participant shall be allowed to disclose confidential information to his attorney solely for the purpose of ascertaining whether such information is confidential within the intent of the Plan; provided, however, that the Participant both discloses to his attorney the provisions of this paragraph and agrees not to waive the attorney-client privilege with respect thereto.

                (ii) "Competition" means engaging in a business as a more than five percent (5%) stockholder, an officer, a director, an employee, a partner, an agent, a consultant, or any other individual or representative capacity (unless the Participant's duties, responsibilities, and activities, including supervisory activities, for or on behalf of such business are not related in any way to such "competitive activity") if it involves:

                        (A) Engaging in, or entering into services or advice pertaining to, any line of business that the Employer or any Affiliate actively conducts or develops during the non-compete period in competition with the Employer or any Affiliate in the same geographic area as such line of business is then conducted; or

                        (B) Employing or soliciting for employment any employees of the Employer or any Affiliate.

         In the event any of the restrictions against engaging in a competitive activity contained in this subparagraph shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable, and over the maximum geographical area as to which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

                (iii)      "Cause" means:

                        (A)   The willful failure by the Employee to
                  substantially perform his duties with the Employer or any Affiliate (other than any such failure resulting from the Employee's incapacity due to physical or mental illness), after a demand for substantial performance is delivered to the Employee by the Board which specifically identifies the manner in which the Board believes that the Employee has not substantially performed his duties, or

                        (B) The conviction of the Employee for a felony (or plea of nolo contendere thereto),

                  or

                        (C) The willful gross misconduct of the Employee which is materially injurious to the Employer or any Affiliate, or

                        (D) The Unauthorized Disclosure of Confidential Information or the engaging in Competition by the Employee.

         For purposes hereof, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Employer and the Affiliates. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held (after ten (10) days' notice to the Employee of such meeting and an opportunity for him, together with his counsel, to be heard before the Board at such meeting), for the purpose of finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in clauses
         (A), (B), (C) or (D) of this clause and specifying the particulars thereof in detail.

         6.3 NO REDUCTION IN CERTAIN VESTED ACCRUED BENEFITS BY REASON OF RE-EMPLOYMENT. Notwithstanding any provisions hereof to the contrary, in the case of a Participant who has a non-forfeitable interest in his Accrued Benefit and who separates from the service of the Employer whether by Retirement, Disability or other termination, the dollar amount of his non-forfeitable interest in his Accrued Benefit immediately prior to his re-employment shall not be reduced by reason of his re-employment.

         6.4 VESTING UPON CHANGE IN CONTROL. Notwithstanding the foregoing provisions of this ARTICLE VI, upon a Change in Control, the Accrued Benefit and Death Benefit of each of the following Participants shall be fully vested and non-forfeitable without the requirement of further service under paragraph 6.1 and without forfeitures upon the occurrence of any of the events described in paragraph 6.2 at the time of or after the Change in Control. Participants to whom this paragraph applies are each Participant who at the Change in Control:

                 (i)     Is then an Active Participant, and

                (ii) Has not then otherwise forfeited his Accrued Benefit and Death Benefit.

                                   ARTICLE VII
                                 DEATH BENEFITS

         7.1 DEATH AFTER ANNUITY STARTING DATE. If a Participant dies after his Annuity Starting Date, the only benefits payable under the Plan after his death shall be those, if any, provided under the form of payment of his Accrued Benefit being made to him at his death, and no Death Benefit shall be paid with respect to him.

         7.2 DEATH BEFORE ANNUITY STARTING DATE. If a Participant dies before his Annuity Starting Date, no benefit shall be paid under the Plan except any Death Benefit which may be provided under this ARTICLE VII, and no Accrued Benefit shall be paid to or with respect to him.

         7.3      DEATH BENEFIT.

         7.3(a)   In the event that a Participant dies before his Annuity
Starting Date at a time when he has a non-forfeitable interest in his Accrued Benefit, then the Beneficiary of such Participant shall be entitled to receive as a death benefit under the Plan (referred to as the "Death Benefit") a term certain annuity with no life contingencies payable monthly on the first day of each calendar month for one hundred eighty (180) months in an amount equal to:

                  (i) If he dies while an Active Participant, one-twelfth (1/12th) of thirty percent (30%) of his Average Compensation determined at the date of his death, reduced by one-two hundred fortieth (1/240th) for each month by which:

                        (A) Where he has not yet reached his Normal Retirement Date or where he dies prior to July 1, 1988, his aggregate months of Benefit Service would have been less than two hundred forty (240) at his Normal Retirement Date determined as if he had remained employed by the Employer in the same capacity as at his date of death or, if he Retired on Disability Retirement, at the date of his Disability from such date to his Normal Retirement Date, or

                        (B) Where he dies after July 1, 1988 and after his Normal Retirement Date, his aggregate months of Benefit Service are less than two hundred forty (240) at the date of his death, or

                  (ii) If he dies when not an Active Participant, one-twelfth (1/12) of thirty percent (30%) of his Average Compensation, reduced by one-two hundred fortieth (1/240th) for each month by which his aggregate months of Benefit Service are less than two hundred forty
         (240) determined as of his cessation of employment as an Eligible Employee or cessation of his Disability, as the case may be.

        7.3(b)    The Death Benefit of a Participant shall be fully vested and non-forfeitable as provided in ARTICLE VI. Death Benefits which are not non-forfeitable shall be forfeited as provided in ARTICLE VI.

        7.3(c)    The non-forfeitable Death Benefit of a Participant shall be payable to the Participant's Beneficiary commencing with the month immediately following the month in which the Participant died.

         7.4      BENEFICIARY DESIGNATION.

        7.4(a)    Each Participant shall have the right to notify the
Administrator in writing of any elections which he is entitled to make under the provisions of the Plan and of any designation of a Beneficiary to receive, if alive, benefits under the Plan, in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator.

        7.4(b)    If a Participant dies without having designated a
Beneficiary, or if the Beneficiary so designated has predeceased the Participant or cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then the Participant's surviving spouse, or if none, then his descendants, per stirpes, or if none, then the executor or the administrator of his estate shall be deemed to be his Beneficiary.

         7.4(c)   Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

         8.1      TIME OF PAYMENT.

         8.1(a)   Subject to the limitations and qualifications of ARTICLE VI, the non-forfeitable Accrued Benefit of a Participant shall become payable to the Participant or, if deceased, the non-forfeitable Death Benefit payable with respect to a Participant shall become payable to his Beneficiary, at the following applicable time:

                  (i) In the case of the Participant's non-forfeitable Accrued Benefit, the earlier of:

                        (A) The Participant's Normal or Delayed Retirement Date on which he retires under the Plan.

                        (B) The Participant's Normal Retirement Date if he is not then an Employee.

                        (C) The first day of any calendar month designated by the Participant on which he is not an Employee, which date shall not be earlier than the date on which he attains the age required for Early Retirement, nor later than his Normal Retirement Date, if the Participant files a written application therefor with the Administrator no later than thirty (30) days (or such other date as the Administrator may determine or permit on a uniform and non-discriminatory basis) before such designated date.

                  (ii) In the case of the Death Benefit, the first day of the calendar month following the date on which the Participant dies.

         8.1(b)   Notwithstanding the foregoing provisions of this paragraph, payment may be delayed for a reasonable period in the event the recipient cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, or additional time is needed to calculate the Accrued Benefit or Death Benefit.

        8.2       FORM AND AMOUNT OF ACCRUED BENEFIT PAYMENT.

        8.2(a)    Subject to the limitations and qualifications of ARTICLE VI, non-forfeitable Accrued Benefit payments to a Participant shall be paid in the form of a term certain annuity with no life contingencies for one hundred eighty
(180) months payable on the first day of each calendar month and commencing as provided in paragraph 8.1, with any portion of the unpaid one hundred eighty
(180) monthly payments at the Participant's death payable as a continuing term certain annuity to his Beneficiary.

        8.2(b)    The amount of each monthly payment shall be the amount of his non-forfeitable Accrued Benefit, reduced where applicable pursuant to the following:

                  (i) In the event that a Participant's Accrued Benefit commences to be paid to him prior to his Normal Retirement Date, the amount payable shall be reduced by twenty-five one-hundredths of one percent (.25%) for each of the first sixty (60) full months by which his Annuity Starting Date precedes his Normal Retirement Date and by five-tenths of one percent (.5%) for each additional full month by which his Annuity Starting Date precedes his Normal Retirement Date.

                  (ii) Notwithstanding the foregoing, there shall be no such reduction in the amount of the Participant's monthly payment if either:

                        (A) He retires on Early Retirement at the request of the Board,

                        (B) He is credited with at least twenty (20) years of Vesting Service at his Early Retirement Date,

                        (C) If he Retired on Disability Retirement, he is credited with at least twenty (20) years of Vesting Service at any time while he is Disabled, after he has reached the age required for Early Retirement and prior to the commencement of his Accrued Benefit payment to him,

                        (D) His Accrued Benefit is fully vested and non-forfeitable by reason of a Change in Control as provided in paragraph 6.4, or

                        (E) His voluntary termination of employment with the consent of the Board so long as such consent expressly provides for no reduction in the amount of his Accrued Benefit payment due to commencement before his Normal Retirement Date.

         8.3      FORM AND AMOUNT OF DEATH BENEFIT PAYMENT.

         8.3(a)   Subject to the limitations and qualifications of ARTICLE VI, the non-forfeitable Death Benefit with respect to a Participant shall be paid to his Beneficiary in the form of a term certain annuity with no life contingencies for one hundred eighty (180) months payable on the first day of each calendar month, commencing as provided in paragraph 8.1.

        8.3(b)    The amount of each monthly payment shall be the amount of the non-forfeitable Death Benefit with respect to the Participant, reduced where applicable pursuant to the following:

                  (i) The amount of the Death Benefit payable with respect to the Participant shall be reduced in the event payment commences before the Participant's Normal Retirement Date by twenty-five one-hundredths of one percent (.25%) for each of the first sixty (60) full months by which the benefit commencement date precedes his Normal Retirement Date and by five-tenths of one percent (.5%) for each additional month by which the benefit commencement date precedes his Normal Retirement Date.

                  (ii) Notwithstanding the foregoing, there shall be no such reduction in the amount of the Beneficiary's monthly payment if either:

                        (D)    The Participant died while an Active Participant,

                        (B) The Participant retired on Early Retirement at the request of the Board,

                        (C) The Participant was credited with at least twenty (20) years of Vesting Service at his Early Retirement,

                        (D) If the Participant Retired on Disability Retirement, he was credited with at least twenty (20) years of Vesting Service at any time while he was Disabled and after he has reached the age required for Early Retirement,

                        (E) The Participant's Accrued Benefit is fully vested and non-forfeitable by reason of a Change in Control as provided in paragraph 6.4, or

                        (F) The Participant's voluntary termination of employment with the consent of the Board so long as such consent expressly provides for no reduction in the amount of the Death Benefit payment due to commencement before the Participant's Normal Retirement Date.

         8.4 SUSPENSION OR DEFERRAL OF BENEFITS UPON RE-EMPLOYMENT. If a Participant is re-employed by the Employer, benefit payments to which such Participant is entitled under the Plan shall be suspended during the period of his re-employment if then in pay status or shall be deferred if not then in pay status until the end of the period of his re-employment by the Employer. Upon such Participant's subsequent death, retirement, or other termination of employment with the Employer, such Participant's non-forfeitable Accrued Benefit or Death Benefit, as the case may be, shall be redetermined (subject to appropriate adjustment for time of payment and to increase in the same for any additional benefits earned under the Plan) and shall be recommenced over the balance of the remaining term of payment in the event his benefit was in pay status or otherwise shall be paid in the form then applicable to the recipient. All such redetermined non-forfeitable Accrued Benefits and Death Benefits shall be reduced by the actuarial value of any benefit payments previously made to the Participant on such basis as the Administrator shall determine or otherwise on the basis of the benefit payment actuarial factors of the Pension Plan.

         8.5 BENEFIT DETERMINATION AND PAYMENT PROCEDURE. The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the forms or manner of payment to the Participant or the Participant's Beneficiary, in the event of the death of a Participant. The Administrator shall promptly notify the Plan Sponsor of each such determination that benefit payments are due or should cease to be made and provide to the Plan Sponsor all other information necessary to allow the Plan Sponsor to carry out said determination, whereupon the Plan Sponsor shall pay or cease to pay or cause to be paid, or cause to cease to be paid, by one or more of the Employers such benefits in accordance with the Administrator's determination.

         8.6      CLAIMS PROCEDURE.

         8.6(a)   A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided or approved by the Administrator for such purpose. The Administrator (or a claims fiduciary appointed by the Administrator) shall give such claim due consideration and shall either approve or deny it in whole or in part. The following procedure shall apply:

                  (i) The Administrator (or a claims fiduciary appointed by the Administrator) may schedule and hold a hearing.

                  (ii) If the claim is not a Disability Benefit Claim, within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail (postage prepaid) to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty
         (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within ninety (90) days after receipt of the claimant's claim.

                  (iii) If the claim is a Disability Benefit Claim, within forty-five (45) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid forty-five (45) day response period may be extended to seventy-five
         (75) days after receipt of the claimant's claim if it is determined that such an extension is necessary due to matters beyond the control of the Plan and if written notice of the extension to seventy-five (75) days indicating the circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within forty-five (45) days after receipt of the claimant's claim. Thereafter, the aforesaid seventy-five
         (75) day response period may be extended to one hundred five (105) days after receipt of the claimant's claim if it is determined that such an extension is necessary due to matters beyond the control of the Plan and if written notice of the extension to one hundred five (105) days indicating the circumstances involved and the date by which a decision is expected to be made is furnished to the claimant or his duly authorized representative within seventy-five (75) days after receipt of the claimant's claim. In the event of any such extension, the notice of extension shall specifically explain, to the extent applicable, the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least forty-five (45) days within which to provide any specified information which is to be provided by the claimant.

                  (iv) Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

                         (A) Set forth a specific reason or reasons for the denial,

                        (B) Make reference to the specific provisions of the Plan document or other relevant documents, records or information on which the denial is based,

                        (C) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary,

                        (D) Explain the Plan's claim review procedures, including the time limits applicable to such procedures (which are generally contained in subparagraph 8.6(b)), and provide a statement of the claimant's right to bring a civil action in state or federal court under Section 502(a) of the Act following an adverse determination on review of the claim denial,

                        (E) In the case of a Disability Benefit Claim, if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either provide the specific rule, guideline, protocol or other similar criterion, or provide a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant or his duly authorized representative upon request in writing, and

                        (F) In the case of a Disability Benefit Claim, if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing.

        8.6(b)    A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.6(a) has been denied, in whole or in part, may, within sixty (60) days (or one hundred eighty (180) days in the case of a Disability Benefit Claim) following receipt of notice of such denial, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the following procedure shall apply:

                  (i) The Administrator (or a claims fiduciary appointed by the Administrator) may schedule and hold a hearing.

                  (ii) The claimant or his duly authorized representative shall be provided the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits.

                  (iii) The claimant or his duly authorized representative shall be provided, upon request in writing and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to such claim and may submit to the Administrator written comments, documents, records, and other information relating to such claim.

                  (iv) The Administrator (or a claims fiduciary appointed by the Administrator) shall make a full and fair review of any denial of a claim for benefits, which shall include:

                         (A) Taking into account all comments, documents, records, and other information submitted by the claimant or his duly authorized representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination, and

                         (B)   In the case of a Disability Benefit Claim:

                               (I) Providing for a review that does not afford deference to the initial claim denial and that is conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the claim denial that is the subject of the review, nor the subordinate of such individual,

                               (II) In making its decision on a review of any claim denial that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, consulting with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment,

                               (III) Providing to the claimant or his authorized
                        representative, either upon request in writing and free of charge or automatically, the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claim denial that is the subject of the review, without regard to whether the advice was relied upon in making the benefit determination, and

                               (IV) Ensuring that the health care professional engaged for purposes of a consultation under clause
                        (iv)(B)(II) of this subparagraph shall be an individual who is neither an individual who was consulted in connection with the claim denial that is the subject of the review, nor the subordinate of any such individual.

                  (v) If the claim is not a Disability Benefit Claim, the decision on review shall be issued promptly, but no later than sixty
         (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days indicating the special circumstances involved and the date by which a decision is expected to be made on review is furnished to the claimant or his duly authorized representative within sixty (60) days after the receipt of the claimant's request for a review.

                  (vi) If the claim is a Disability Benefit Claim, the decision on review shall be issued promptly, but no later than forty-five (45) days after receipt by the Administrator of the claimant's request for review, or ninety (90) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to ninety
         (90) days indicating the special circumstances involved and the date by which a decision is expected to be made on review is furnished to the claimant or his duly authorized representative within forty-five (45) days after the receipt of the claimant's request for a review.

                  (vii) The decision on review shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.6(a) for notices of approval or denial of claims, shall be written in a manner calculated to be understood by the claimant and shall in the case of an adverse determination:

                        (A) Include the specific reason or reasons for the adverse determination,

                        (B) Make reference to the specific provisions of the Plan on which the adverse determination is based,

                        (C) Include a statement that the claimant is entitled to receive, upon request in writing and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits,

                        (D) Include a statement of the claimant's right to bring a civil action in state or federal court under Section 502(a) of the Act following the adverse determination on review,

                        (E) In the case of a Disability Benefit Claim, if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either provide the specific rule, guideline, protocol or other similar criterion, or provide a statement that such a rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the claimant or his duly authorized representative upon request in writing,

                        (F) In the case of a Disability Benefit Claim, if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either provide an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's medical circumstances, or provide a statement that such explanation will be provided free of charge upon request in writing, and

                        (G) In the case of a Disability Benefit Claim, provide the following statement (if applicable and appropriate): "You and your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

The Administrator's decision made in good faith shall be final.

         8.6(c)   The period of time within which a benefit determination
initially or on review is required to be made shall begin at the time the claim or request for review is filed in accordance with the procedures of the Plan, without regard to whether all the information necessary to make a benefit determination accompanies the filing. In the event that a period of time is extended as permitted pursuant to this paragraph due to the failure of a claimant or his duly authorized representative to submit information necessary to decide a claim or review, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the claimant or his duly authorized representative until the date on which the claimant or his duly authorized representative responds to the request for additional information.

         8.6(d)   For purposes of the Plan's claims procedure:

                  (i) A "Disability Benefit Claim" is a claim for a Plan benefit whose availability is conditioned on a determination of disability and where the Plan's claim's adjudicator must make a determination of disability in order to decide the claim. A claim is not a Disability Benefit Claim where the determination of disability is made by a party (other than the Plan's claim's adjudicator or other fiduciary) outside the Plan for purposes other than making a benefit determination under the Plan (such as a determination of disability by the Social Security Administration or under the Employer's long term disability plan).

                  (ii) A document, record, or other information shall be considered "relevant" to a claimant's claim if such document, record, or other information (A) was relied upon in making the benefit determination, (B) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination, (C) demonstrates compliance with the administrative processes and safeguards required in making the benefit determination, or (D) in the case of a Disability Benefit Claim, constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant's diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

         8.6(e)   The Administrator may establish reasonable procedures for
determining whether a person has been authorized to act on behalf of a claimant.

         8.7 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

         8.8 DISTRIBUTION OF BENEFIT WHEN PARTICIPANT CANNOT BE LOCATED. The Administrator shall make all reasonable attempts to determine the whereabouts of a Participant entitled to a benefit under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's or the Administrator's records. If the Administrator is unable to locate the Participant, or if there has been no claim made for such benefits, the Plan Sponsor shall continue to hold the benefit due such Participant, subject to a determination that it is reasonable to believe that the Participant is deceased, in which case the Participant's Beneficiary shall be paid any benefits thereby due under the Plan.

         8.9 MINIMUM AMOUNT PAID MONTHLY. Notwithstanding any other provisions of this ARTICLE VIII, monthly benefits equal to One Hundred Dollars ($100.00) or less need not be paid monthly, but may be accumulated and paid annually on the last day of each Plan Year.

                                   ARTICLE IX
                                   FIDUCIARIES

         9.1 NAMED FIDUCIARIES AND DUTIES AND RESPONSIBILITIES. Authority to control and manage the operation and administration of the Plan shall be vested in the following, who, together with their membership, if any, shall be the Named Fiduciaries under the Plan with those powers, duties, and responsibilities specifically allocated to them by the Plan:

         9.1(a)   PLAN SPONSOR - The Plan Sponsor in connection with its
fiduciary obligations and rights under the Plan.

         9.1(b)   PLAN ADMINISTRATOR - The Plan Administrator named and serving as provided in ARTICLE X hereof.

         9.1(c)   ADMINISTRATIVE COMMITTEE - The Administrative Committee
provided for in ARTICLE X hereof.

         9.1(d)   BOARD - The Board in connection with its fiduciary obligations and rights under the Plan.

         9.2 LIMITATION OF DUTIES AND RESPONSIBILITIES OF NAMED FIDUCIARIES. The duties and responsibilities, and any liability therefor, of the Named Fiduciaries provided for in paragraph 9.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Named Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Named Fiduciaries in the control and management of the operation and administration of the Plan.

         9.3 SERVICE BY NAMED FIDUCIARIES IN MORE THAN ONE CAPACITY. Any person or group of persons may serve in more than one Named Fiduciary capacity with respect to the Plan.

         9.4 ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY NAMED FIDUCIARIES. By written agreement filed with the Administrator and the Plan Sponsor, any duties and responsibilities of any Named Fiduciary may be allocated among Named Fiduciaries or may, with the consent of the Plan Sponsor, be delegated to persons other than Named Fiduciaries. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

         9.5 ASSISTANCE AND CONSULTATION. A Named Fiduciary, and any delegate named pursuant to paragraph 9.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan. All compensation and expenses of such agents and counsel shall be paid or reimbursed by the Employer.

         9.6 INDEMNIFICATION. The Employer shall indemnify and hold harmless any individual who is a Named Fiduciary or a member of a Named Fiduciary under the Plan and any other individual to whom duties of a Named Fiduciary are delegated pursuant to paragraph 9.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.

                                    ARTICLE X
                               PLAN ADMINISTRATION

         10.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Board may appoint one or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan, the Act and the Code. The person serving as Administrator shall serve for an indefinite term at the pleasure of the Board, and may, by thirty (30) days prior written notice to the Board, terminate such appointment.

         10.2 PLAN SPONSOR AS PLAN ADMINISTRATOR. In the event that no Administrator is appointed or in office pursuant to paragraph 10.1, the Plan Sponsor shall be the Administrator.

         10.3 DUTIES AND RESPONSIBILITIES OF PLAN ADMINISTRATOR. In addition to duties and responsibilities expressly provided elsewhere in the Plan, the Administrator shall have the following duties and responsibilities:

         10.3(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Act and the Code.

         10.3(b) The Administrator shall maintain and retain necessary records respecting administration of the Plan and matters upon which disclosure is required under the Act and the Code.

         10.3(c) The Administrator shall provide to Participants and Beneficiaries such notices and information as are required by the Plan, the Act and the Code.

         10.3(d) Except as limited by paragraph 10.6, the Administrator shall make all determinations regarding eligibility for participation in and benefits under the Plan.

         10.3(e) The Administrator shall exercise its power and authority in its discretion. It is intended that a court review of the Administrator's exercise of its power and authority be made only on an arbitrary and capricious standard.

         10.4 AVAILABILITY TO PLAN ADMINISTRATOR OF RECORDS. The Employer shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

         10.5 NO ACTION BY PLAN ADMINISTRATOR WITH RESPECT TO OWN BENEFIT. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

         10.6     LIMITATIONS ON PLAN ADMINISTRATOR'S DISCRETION.
Notwithstanding any grant of authority by the Plan, the Administrator shall exercise his discretionary authority granted under the Plan, including, but not limited to, benefit eligibility, benefit entitlement, payments and distributions, and adoption of procedures pertaining thereto, only as directed by the Committee, except in connection with the following matters:

                  (i)      Determination that a Participant is deceased;

                  (ii)     Initial review of claims; and

                  (iii) Any other matter that the Committee authorizes the Administrator to determine.

         10.7 MAKEUP OF ADMINISTRATIVE COMMITTEE. The Administrative Committee (the "Committee") shall consist of the membership, as from time to time serving, of the Executive Compensation and Organization Committee (or any successor thereto) of the Board.

         10.8     POWER AND AUTHORITY OF ADMINISTRATIVE COMMITTEE. The
Committee is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Committee shall have the power to adopt rules and regulations consistent with the terms of the Plan. The Committee shall exercise its power and authority in its discretion. It is intended that a court review of the Committee's exercise of its power and authority be made only on an arbitrary and capricious standard.

         10.9 NO ACTION BY ADMINISTRATIVE COMMITTEE MEMBER WITH RESPECT TO OWN BENEFIT. No member of the Committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be taken by the remaining members of the Committee, if any, or otherwise by the Plan Sponsor.

         10.10 ACTION BY ADMINISTRATIVE COMMITTEE BY MAJORITY VOTE. The action of the Committee in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

         10.11 PROVISION TO ADMINISTRATIVE COMMITTEE OF NECESSARY INFORMATION. The Employer and the Administrator shall supply full and timely information to the Committee of all matters relating to all Participants which the Committee may require for the effective discharge of its duties.

         10.12 LIMITATION ON POWERS AND AUTHORITY OF ADMINISTRATIVE COMMITTEE. The Committee shall have no power in any way to modify, alter, add to or subtract from any provisions of the Plan.

                                   ARTICLE XI
                        AMENDMENT AND TERMINATION OF PLAN

         11.1     AMENDMENT AND TERMINATION.

         11.1(a) The Plan may be amended or terminated in whole or in part at any time by action of the Board; provided, however, that neither the non-forfeitable Accrued Benefit of a Participant, the right to payment without reduction under paragraph 8.2 before the Normal Retirement Date of a Participant (but only to the extent that all events have occurred which give rise to such right as of the date of amendment or termination) or the non-forfeitable Death Benefit with respect to a Participant at the time of any such amendment or termination shall be adversely affected thereby. Notice of every amendment or termination of the Plan shall be given to each Participant and Beneficiary of a deceased Participant, the Administrator, the Committee and the Employer.

         11.1(b) In the event of a termination or a partial termination of the Plan, so much of the Plan as has been terminated shall be automatically amended on the effective date of such termination by terminating additional benefit accrual and by reducing or eliminating any incidental benefits, other than non-forfeitable Death Benefits, of Participants and their Beneficiaries under so much of the Plan as has terminated, but only if payment thereof has not commenced or is not subject only to the expiration of a waiting period or occurrence of death, to the fullest extent permitted by subparagraph 11.1(a). Under no circumstances shall all or any portion of the Accrued Benefit or Death Benefit of any such Participant under the Plan, or the non-forfeitable percentage thereof at the time of such termination, to the extent terminated be increased by reason of continued service as an Employee with any Employer with respect to which the Plan has been terminated, unless otherwise provided by the Board.

         11.1(c) Termination of the Plan shall mean termination of active participation by Participants, but shall not mean immediate payment of all vested Accrued Benefits or Death Benefits unless the Plan Sponsor so directs. On termination of the Plan, the Board of the Plan Sponsor may provide for the acceleration of payment of the vested Accrued Benefits of all affected Participants on such basis as it may direct.

         11.2 TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE PLAN SPONSOR. The Plan shall terminate with respect to any Employer other than the Plan Sponsor, and such Employer shall automatically cease to be an Employer for purposes of the Plan, upon the happening of any of the following events:

                 (i) Action by its Board or the Board of the Plan Sponsor terminating the Plan as to it and specifying the date of such termination. Notice of such termination shall be delivered to the Administrator, the Committee and the Plan Sponsor.

                 (ii)   Its ceasing to be an Affiliate.

         11.3 EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION. Notwithstanding the foregoing provisions of this ARTICLE XI, the merger or liquidation of any Employer into any other Employer or the consolidation of two
(2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the surviving or continuing employer is otherwise considered to be, and continues to be, a participating Employer in the Plan.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1 HEADINGS. The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         12.2 GENDER AND NUMBER. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

         12.3 GOVERNING LAW. The Plan shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law preempting the same. Unless federal law specifically addresses the issue, federal law shall not preempt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death.

         12.4 EMPLOYMENT RIGHTS. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest under the Plan other than as herein provided.

         12.5 CONCLUSIVENESS OF EMPLOYER RECORDS. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

         12.6 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. The Employer and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

         12.7 ALIENATION AND ASSIGNMENT. Except as may be required by the Act, no benefit hereunder shall be subject in any manner to alienation, sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind.

         12.8     NOTICES AND ELECTIONS.

         12.8(a) Except as provided in subparagraph 12.8(b), all notices required to be given in writing and all elections, consents, applications and the like required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election, consent or application.

         12.8(b) Subject to limitations under applicable provisions of the Act (such as the requirement that spousal consent be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consents and/or applications by Participants and/or Beneficiaries, including but not limited to interactive voice systems and electronic or internet communications, on such basis and for such purposes as it determines from time to time.

         12.9 DELEGATION OF AUTHORITY. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President or its Board of Directors or by any person duly authorized by any of the foregoing.

         12.10 SERVICE OF PROCESS. The Administrator shall be the agent for service of process on the Plan.

         12.11 CONSTRUCTION. This Plan is created for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a manner consistent with its being an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees (sometimes referred to as a "top-hat" plan) described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Act.

        IN WITNESS WHEREOF, the Plan Sponsor, pursuant to the authorization of its Board of Directors, has caused its name to be signed to this Plan, for itself and for each participating Employer, by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary, as of the day and year above written.


                                     CADMUS COMMUNICATIONS CORPORATION,
                                     Plan Sponsor and participating Employer


Dated:                               By:
      -----------------------           ---------------------------------------
                                      Its
                                         --------------------------------------

Attest:


----------------------------------------------------
  Its
     -----------------------------------------------